UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/18

Date of reporting period: 7/01/17 - 6/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

THE HERZFELD CARIBBEAN BASIN FUND, INC.

ANNUAL REPORT
JUNE 30, 2018

The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504

Miami Beach, FL 33139

(305) 271-1900

Investment Advisor

HERZFELD/CUBA

a division of Thomas J. Herzfeld Advisors, Inc.

119 Washington Avenue, Suite 504

Miami Beach, FL 33139

(305) 271-1900

Transfer Agent & Registrar

State Street Bank and Trust

200 Clarendon Street, 16th Floor

Boston, MA 02116

(617) 662-2760

Custodian

State Street Bank and Trust

200 Clarendon Street, 5th Floor

Boston, MA 02116

Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market

Symbol: CUBA

Letter to Stockholders (Unaudited)

July 30, 2018

Dear Fellow Stockholders:

We are pleased to present our Annual Report for the period ended June 30, 2018. On that date, the net asset value (“NAV”) of The Herzfeld Caribbean Basin Fund, Inc. (NASDAQ: CUBA), (the “Fund”) was $8.00 per share. For the fiscal year ended June 30, 2018, the total investment return of the Fund was -6.82%, based on market value per share, and -2.26% based on net asset value per share.*

Thomas J. Herzfeld

Chairman and

Portfolio Manager

The Fund seeks long-term capital appreciation through investment in companies that the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin. An important part of that investment strategy continues to be focused on Caribbean Basin companies that we believe would benefit from the resumption of US trade with Cuba. Since it is impossible to predict the future path of the US embargo, we have concentrated on investments which we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Update

Much of the Caribbean Basin that was affected by the devastating 2017 Atlantic hurricane season has not fully recovered as we enter the 2018 hurricane season. Puerto Rico is still struggling in the aftermath of Hurricanes Maria and Irma as powering the island remains a struggle. As many as 300,000 Puerto Ricans are reported to have left the island following Maria. Migration to the mainland US compounds Puerto Rico’s ability to manage its debt as fewer taxpayers means reduced revenues to pay down debt. In similarly storm-impacted islands like Anguilla, Barbuda, Dominica, St. Barts, St. Martin, and the Virgin Islands, only approximately half of the Caribbean Hotel and Tourism Associations’ member hotels have reopened to date. However, tourism in the Caribbean remained resilient in the wake of the storms as other islands picked up the slack and cruise lines adjusted their itineraries while staying within the region. International Monetary Fund (IMF) published expectations show Caribbean economies rebounding in 2018 with estimated real gross domestic product (GDP) projecting growth of 3.9%, versus the 2.1% growth that was achieved in 2017.

*	The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the Fund’s Dividend Reinvestment Plan.

Letter to Stockholders (Unaudited) (continued)

Erik M. Herzfeld

President and

Portfolio Manager

In Cuba, Raul Castro stepped down as President in 2017, marking the first time in 60 years a Castro is not President of Cuba; Miguel Diaz-Canel succeeds him. Unfortunately, the relationship between Cuba and the US cooled last year, after the Trump administration held Cuba accountable for “acoustic attacks,” which caused hearing loss injuries to staff at the US embassy in Cuba. Although the cause of the injuries is still not entirely clear, the incident provoked the removal of US government staff in Havana and a resulting expulsion of Cuban diplomats from the US; and most likely delayed progress with regards to any imminent lifting of the US embargo with Cuba. Cuba, reportedly, has imposed more restrictions internally, including new taxes on private businesses and freezing the issuance of new business licenses, apparently in an effort to prevent tax evasion and limit wealth accumulation. These actions indicate a retreat by the Cuban government from its earlier signals to open up its economy and transition from its mutually-dependent relationship with Venezuela.

Portfolio

The Fund had a difficult fiscal year as losses from larger positions in Mexican and Panamanian equities more than offset the large gains in our Puerto Rican holdings and certain smaller gains in domestic equities. The weakness in Mexican equities was a result of several factors, including a weakening peso, commentary from the Trump administration over US trade policy and the future of the North American Free Trade Agreement (NAFTA), and the election of leftist President Andrés Manuel López Obrador, a major change from the Peña Nieto administration. Cemex SAB de CV (CX) was the biggest detractor to the Fund’s performance over the fiscal year, dropping 30.36% as revenue growth stalled and sharp moves in the peso negatively impacted its earnings. Weakness in the Caribbean Basin and Latin America markets for CX has been a headwind but recent guidance suggests signs of improvement in these regions. Additionally, a positive outcome to ongoing NAFTA negotiations could be a major driver from growth as CX has a large footprint in the US.

The biggest performance contributor to the portfolio was our largest position, Mas-Tec Inc. (MTZ), which gained 12.40% during the Fund’s fiscal year. MTZ continues to benefit from multiple tailwinds as the new tax laws and deregulation efforts of the Trump administration work their way through the economy. MTZ’s two major lines of business, oil/gas and communications, generated more than 80% of the company’s revenues and demand for its services due to deregulation and the new tax bill has increased. We believe this is quantified by MTZ’s increasing backlog in oil/gas, communications, and its growing power and transmission/distribution lines of business. MTZ was awarded a $500 million power restoration contract with the Puerto Rico Electric Power Authority in June 2018, to complete the restoration of critical electrical transmission and distribution system components damaged as a result of Hurricane Maria and to support the initial phase of modernization of Puerto Rico’s ailing electrical power system.

Letter to Stockholders (Unaudited) (continued)

Rising fuel prices and a rising US dollar negatively affected our travel and leisure holdings as investors repriced investments in cruise lines and airline stocks. Solid revenue growth, earnings per share growth, and forward guidance for the travel industry were not enough to overcome the shift in investor sentiment for this sector, which impacted fiscal year returns for our sizeable positions in Royal Caribbean Cruises Ltd. (RCL), Copa Holdings SA (CPA), and Norwegian Cruise Line Holdings (NCLH). Both CPA and NCLH dropped by double digits during the Fund’s fiscal year as their price to earnings ratios declined from 16.76 to 10.44 and 17.23 to 10.66, respectively. At current valuations, we believe that the worst has already been priced into cruise line and airline stocks. Fuel costs appear to be peaking and the effects of the Trump tax cuts are starting to filter through the US economy, which we expect should lead to increased consumer discretionary spending in the form of travel.

Our allocations to Puerto Rico financials gained between 11.03% and 32.12% during the Fund’s fiscal year as First BanCorp (FBP), Banco Popular (BPOP), and EVERTEC Inc. (EVTC) each rebounded significantly after the devastating 2017 Atlantic hurricane season. Rising interest rates in the US are generally credited by banking industry analysts to have helped increase net interest margins at such non-US banks; net interest margins are currently as their highest levels since 2000 for both FBP and BPOP. Both banks report good capitalization with tier 1 capital ratios at 16.80% and 19.66%, respectively, and both continue to trade below book value. In comparison, the KBW Regional Banking Index, a benchmark stock index of US companies that do business as regional banks or thrifts, is at a price to book ratio of 1.58.

Letter to Stockholders (Unaudited) (continued)

Outlook

The effects of the Tax Cuts and Jobs Act are starting to filter through the US economy and we are seeing indications of positive results, including increased consumer spending, better corporate earnings, stock buybacks and capital expenditures. If this continues, we expect the Fund should profit from an uptick in consumer discretionary spending as people increase leisure and travel-related activities. The Fund’s portfolio is currently overweight tourism stocks through investments in the cruise lines, airlines, resorts, and airports to capitalize on this as a developing trend. Holdings in financials continue to look undervalued in our view, and should benefit from rising interest rates in the US. We also look for our Mexican holdings to rebound after a difficult past fiscal year. The worries of a US trade war with Mexico appear to have moderated for the time being. The Trump administration has tried to employ imposing tariffs on multiple countries as a negotiating tactic in an attempt to lower trade barriers. With mid-term elections around the corner, we expect new tariffs to be largely negotiated away or at least softened as the domestic political consequences become apparent. We do not anticipate any significant developments in the US’s relationship with Cuba based on President Trump’s “America First” policy. On the other hand, with Venezuela now a “failed state” with extreme hyperinflation, we continue to consider whether Venezuela’s continuing crisis and diminishing support of the Cuban economy will edge Cuba closer to the bargainig table.

Letter to Stockholders (Unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2018.

Geographic Allocation	% of Net Assets
USA	55.84%
Mexico	15.76%
Puerto Rico	11.12%
Panama	10.77%
Cayman	3.73%
Colombia	1.92%
Bahamas	0.33%
Cuba	0.00%
Cash and Other Countries	0.53%

Largest Portfolio Positions	% of Net Assets
MasTec, Inc.	11.83%
Royal Caribbean Cruises Ltd.	6.51%
Norwegian Cruise Line Holdings Ltd.	5.49%
Lennar Corporation	5.30%
Popular Inc.	5.26%
Seaboard Corporation	4.73%
Copa Holdings, S.A.	4.68%
First BanCorp. (Puerto Rico)	4.37%
Cemex, S.A.B. de C.V. ADR	4.15%
Fresh Del Monte Produce Inc.	3.86%

Daily net asset values and press releases by the Fund are available on our website at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld
Chairman of the Board	President and
and Portfolio Manager	Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Schedule of Investments as of June 30, 2018

Shares or Principal Amount	Description	Fair Value
Common stocks - 99.47% of net assets

Airlines - 7.96%
221,569	Avianca Holdings, SA Spon ADR	$1,431,336
24,273	Copa Holdings, S.A.	2,296,711
13,474	ERA Group Inc.*	174,488

Banking and finance - 17.09%
19,780	Bancolombia, S.A.	945,088
63,166	Banco Latinoamericano de Comercio Exterior, S.A.	1,554,515
23,643	Evertec, Inc.	516,600
280,077	First BanCorp. (Puerto Rico)*	2,142,589
28,416	Home Banchsares Inc.	641,065
57,100	Popular Inc.	2,581,491
3,844	W Holding Co. Inc.*[1]	--

Communications - 4.75%
44,690	América Móvil, S.A.B. de C.V. ADR	744,536
209,144	América Móvil, S.A.B. de C.V. Series L	176,417
11,988	ATN International	632,607
479,175	Fuego Enterprises Inc.*	71,876
208,234	Grupo Radio Centro S.A.B. de C.V.*	148,317
28,400	Grupo Televisa, S.A.B. ADR	538,180
32,272	Spanish Broadcasting System, Inc.*	8,391
14,017	Telesites S.A.B. Series B-1*	10,333

Conglomerates and holding companies - 0.00%
250,000	Admiralty Holding Company*[1]	--

Construction and related -18.66%
310,645	Cemex, S.A.B. de C.V. ADR	2,037,831
20	Ceramica Carabobo Class A ADR*[1]	--
3,000	Martin Marietta Materials	669,990
114,297	MasTec, Inc.*	5,800,573
5,000	Vulcan Materials	645,300

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2018 (continued)

Shares or Principal Amount	Description	Fair Value
Consumer products and related manufacturing - 3.49%
327,290	Grupo Casa Saba, S.A.B. de C.V.*[1]	$--
9,600	Watsco Incorporated	1,711,488

Food, beverages and tobacco - 9.01%
740,000	Becle, S.A.B. de C.V.	1,077,486
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	167,829
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,282,612
42,500	Fresh Del Monte Produce Inc.	1,893,375

Housing - 5.30%
49,500	Lennar Corporation	2,598,750

Investment companies - 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	--

Leisure - 17.74%
24,000	Carnival Corporation	1,375,440
12,745	Marriott Vacations Worldwide Corp.	1,439,675
56,944	Norwegian Cruise Line Holdings Ltd.*	2,690,604
30,829	Royal Caribbean Cruises Ltd.	3,193,884

Mining - 0.84%
3,872	Grupo México, S.A.B. de C.V. Series B	11,089
81,900	Tahoe Resources, Inc.	402,948

Retail - 1.21%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	34,968
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	560,642

Service - 2.14%
6,600	Grupo Aeroportuario ADR	1,050,456

Trucking and marine freight - 5.06%
585	Seaboard Corporation	2,318,203
9,589	Teekay LNG Partners LP	161,575

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2018 (continued)

Shares or Principal Amount	Description	Fair Value
Utilities - 5.77%
12,000	Caribbean Utilities Ltd. Class A	$156,000
129,538	Consolidated Water Co. Ltd.	1,671,040
700	Cuban Electric Company (Note 3)*[1]	--
6,000	NextEra Energy Inc.	1,002,180

Other - 0.45%
25,000	Geltech Solutions Inc.*	7,125
55,921	Margo Caribe, Inc.*	212,500
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	--

Total common stocks (cost $41,273,176)		$48,788,103

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default (Note 3)*[1]	$--

Total bonds (cost $63,038)		$--

Total investments (cost $41,336,214) - 99.47% of net assets		$48,788,103

Other assets less liabilities - 0.53% of net assets		$259,431

Net assets - 100%		$49,047,534

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2018 (continued)

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	55.84%
Mexico	15.76%
Puerto Rico	11.12%
Panama	10.77%
Other, individually under 5%**	6.51%
100.00%

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
*	Non-income producing
**	Amount includes other assets less liabilities of 0.53%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of June 30, 2018

ASSETS
Investments in securities, at fair value (cost $41,336,214) (Notes 2 and 3)		$48,788,103
Cash		302,235
Dividends receivable		72,120
Deferred offering costs (shelf)		22,558
Other assets		18,867

TOTAL ASSETS		49,203,883

LIABILITIES

Accrued investment advisor fee (Note 4)	$60,378
Accrued professional fees	61,000
Accrued custody fee	7,000
Accrued CCO fee	6,728
Accrued insurance expense	6,000
Accrued other expenses	15,243

TOTAL LIABILITIES		156,349

NET ASSETS (Equivalent to $8.00 per share based on 6,133,659 shares outstanding)		$49,047,534

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 6,133,659 shares issued and outstanding		$6,134
Additional paid-in capital		40,614,305
Accumulated net investment loss		(380,840)
Accumulated net realized gain on investments and foreign currency		1,356,046
Net unrealized gain on investments and foreign currency (Note 5)		7,451,889

NET ASSETS		$49,047,534

See accompanying notes to the financial statements.

Statement of Operations Year Ended June 30, 2018

INVESTMENT INCOME AND EXPENSES

Dividends (net of foreign withholding tax of $13,249)		$734,130

Investment advisor fees (Note 4)	$748,415
Professional fees (Note 7)	267,303
Custodian fees	84,000
Insurance	38,778
CCO fee (Note 4)	26,913
Transfer agent fees	24,000
Director fees	127,000
Listing fees (Note 7)	30,207
Printing and postage (Note 7)	14,635
Proxy services	15,702
Other	18,106
Total investment expenses		1,395,059

NET INVESTMENT LOSS		(660,929)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	3,291,828
Change in unrealized appreciation/depreciation on investments and foreign currency	(3,906,873)

NET LOSS ON INVESTMENTS		(615,045)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(1,275,974)

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

Years Ended June 30, 2018 and 2017

	Year-Ended 2018	Year-Ended 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(660,929)	$(852,962)
Net realized gain (loss) on investments and foreign currency	3,291,828	(975,085)
Change in unrealized appreciation/depreciation on investments and foreign currency	(3,906,873)	14,034,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,275,974)	12,206,154

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(723,772)	(827,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,999,746)	11,378,355

NET ASSETS

Beginning	51,047,280	39,668,925

Ending	$49,047,534	$51,047,280

ACCUMULATED NET INVESTMENT LOSS	$(380,840)	$(305,980)

See accompanying notes to the financial statements.

Financial Highlights

Years Ended June 30, 2014 through 2018

	Year Ended June 30
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE (For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$8.32	$6.47	$7.43	$9.12	$9.28

Operations:
Net investment loss[1]	(0.11)	(0.14)	(0.07)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	(0.09)	2.12	(0.80)	(0.08)	1.05
Total from operations	(0.20)	1.98	(0.87)	(0.19)	0.98

Distributions:
From net realized gains	(0.12)	(0.13)	(0.16)	(0.64)	(1.14)
Total distributions	(0.12)	(0.13)	(0.16)	(0.64)	(1.14)

Dilutive effect of rights offering	--	--	--	(0.86)	--
Accretive effect of ATM offering	--	--	0.07	--	--
Accretive effect of shares in reinvestment of distribution	--	--	0.00 [2]	0.00 [2]	--

Net asset value, end of year	$8.00	$8.32	$6.47	$7.43	$9.12

Per share market value, end of year	$6.60	$7.20	$6.11	$9.46	$8.15

Total investment return based on market value per share[5]	(6.82%)	20.17%	(33.73%)	25.40%	8.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$49,048	$51,047	$39,699	$41,611	$33,862
Ratio of expenses to monthly average net assets	2.72%[4]	3.36%[3]	3.20%	2.97%	2.46%
Ratio of net investment loss to monthly average net assets	(1.29%)[4]	(1.86%)[3]	(0.99%)	(1.36%)	(0.78%)
Portfolio turnover rate	19%	16%	9%	14%	24%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.

[2]	Amount is less than $0.01.

[3]	This figure includes expenses incurred as a result of the expiration of the Fund’s ATM offering. The overall impact on the Fund’s ratios is an increase of 0.63% (Note 7).

[4]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (Note 7).

[5]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the net asset value of the Fund on the dividend ex-date.

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Notes to Financial Statements

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3:	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Board of Directors.

Notes to Financial Statements

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$27,318,015	$71,876	$0	$27,389,891
Mexico	7,728,766	0	0	7,728,766
Puerto Rico	5,240,679	212,500	0	5,453,179
Panama	5,282,562	0	0	5,282,562
Cayman	1,827,040	0	0	1,827,040
Colombia	945,088	0	0	945,088
Other	161,577	0	0	161,577
Bonds
Cuba	0	0	0	0
Total Investments in securities	$48,503,727	$284,376	$0	$48,788,103

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used to determine fair value as of June 30, 2018:

Investment in Securities at Value
Level 3
Balance as of 6/30/17	$0
Sales	0
Realized gain/(loss)	0
Change in unrealized gain/(loss)	0
Transfer into Level 3	0
Transfer out of Level 3	0
Balance as of 6/30/18	$0

Additional quantitative disclosures for assets in which Level 3 inputs are used in determining fair value are presented when there are significant Level 3 investments at the end of the period.

All transfers are recognized by the Fund at the end of each reporting period. Transfers from Level 2 to Level 1 were $156,000. Transfers from Level 1 to Level 2 were $284,376. Transfers between Levels related to the availability of trade information near the valuation date.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when recommending a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Pursuant to a custodian agreement, State Street Bank and Trust (“SSBT”) receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund’s custodian fees for the year ended June 30, 2018 were $0.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Notes to Financial Statements

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the year ended June 30, 2018, a distribution from long-term capital gains of $0.118 per share was declared on November 22, 2017.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Notes to Financial Statements

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2018, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of June 30, 2018, the position, was valued at $0 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the year ended June 30, 2018 amounted to $748,415 of which $60,378 is payable as of June 30, 2018.

Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor provides a Chief Compliance Officer (“CCO”) to the Fund. The Advisor was compensated in the amount of $26,913 for the CCO services provided to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

During the year ended June 30, 2018, purchases and sales of investment securities were $9,874,047 and $9,525,483, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $92,304 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of June 30, 2018, gross unrealized gains were $11,184,035 and gross unrealized losses were $3,824,450 for income tax purposes.

Notes to Financial Statements

Permanent differences accounted for during the year ended June 30, 2018 result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Accumulated Net Investment Income/(Loss)	Realized Gain on Investments	Additional Paid in Capital
Year ended June 30, 2018	$586,069	$(30,724)	$(555,345)

At June 30, 2018, the Fund had undistributed capital gains of $1,448,350.

At June 30, 2018, the Fund had a long-term capital loss carryover of $0. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2018, the Fund had $0 of post-October losses which are deferred until fiscal year 2019 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2018, the Fund had $380,840 of qualified late-year ordinary losses, which are deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2015. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the year ended June 30, 2018.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2018 and June 30, 2017 were as follows: long-term capital gains of $723,772 and $827,799, respectively.

Notes to Financial Statements

NOTE 7. CAPITAL SHARE TRANSACTIONS

2018 Shelf Registration

Through June 30, 2018 the Fund has incurred approximately $22,558 of offering costs in association with a shelf registration, which is recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. These costs are categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of June 30, 2018, $0 has been amortized.

2015 ATM Offering and Shelf Registration

In connection with its At-The-Market (“ATM”) offering, as of the expiration of the offering, the Fund had issued a total of 524,400 shares of common stock. The net asset value of the Fund’s common shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which was recorded as a deferred offering cost and amortized over the life of the offering as new shares were issued. At the expiration of the offering, $122,223 of offering costs had been amortized. Upon expiration of the offering, the remaining $288,362 of offering costs was expensed to legal expense (professional fees), audit expense (professional fees), printing and postage, and other expenses.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which was recorded as a deferred offering cost and amortized over the life of the shelf registration as new shares were issued. At the expiration of the shelf registration $4,719 of offering costs had been amortized. Upon expiration of the shelf registration, the remaining $115,396 of offering costs were expensed to legal expense (professional fees), audit expense (professional fees), printing and postage and registration expense.

Year-End Distributions

On December 28, 2016 the Fund paid a year-end distribution of $0.13496 per share in cash.

On December 28, 2017, the Fund paid a year-end distribution of $0.118 per share in cash.

Notes to Financial Statements

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S.investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Notes to Financial Statements

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

The Board of Directors of

The Herzfeld Caribbean Basin Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended June 30, 2015 were audited by other auditors whose report dated August 21, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 15, 2018

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Directors and Officers of the Fund (Unaudited)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served
Interested Directors
Thomas J. Herzfeld* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 73	Chairman, Director, and Portfolio Manager	three years; 1993 to present
Independent Directors
John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 50	Director	three years; 2011 to present
Cecilia L. Gondor c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 56	Director	three years; 2014 to present
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 66	Director	three years; 1998 to present
Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 66	Director	three years; 2007 to present

*	Mr. Thomas J. Herzfeld is an “interested person” of the Fund, (as defined in the 1940 Act) because he is a Director, control person, and employee of the Fund’s Advisor.

Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Thomas J. Herzfeld Advisors, Inc., serving as Chairman, 1984-present; Portfolio Manager, 1984-present; and President, 1984- 2016.	2	The Cuba Fund, Inc. (in registration)
Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None
Managing Member of L&M Management, a real estate management business, 2014- present; and Executive Vice President of Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None
President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music 1980- 1998, a retailer of recorded music.	1	None
Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

Additional information about the Directors is included in the Fund’s Prospectus.

Directors and Officers of the Fund (Unaudited)(cont’d)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served
Officers
Erik M. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 44	Portfolio Manager; President	2008 to present 2016 to present
Reanna J. M. Lee 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 32	Secretary, Treasurer, CCO	2014 to present

Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007- present; and, Managing Director, 2007-2015; Vice President JPMorgan Chase 2000-2007, foreign exchange option trading.	Strategic Incubation Partners, Inc.
Thomas J. Herzfeld Advisors, Inc., serving as In-house counsel, 2012-present; and Chief Compliance Officer, 2013-present; Reanna J M Lee, PA, a law firm, 2011-2012.	N/A

Quarterly Portfolio Reports (Unaudited)

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year (September and March) on Form N-Q. The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C. More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2017 to June 30, 2018, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (Unaudited)

Information We Collect

We collect nonpublic information about our stockholders from applications or other account forms that they complete, from their transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about our stockholders, or our former stockholders, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about stockholders to third parties to assist us in servicing a stockholders’ account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to our stockholders. We may also disclose nonpublic information about our stockholders to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard stockholders’ personal information. We also restrict access to stockholders’ personal and account information to those employees who need to know that information to provide services to our stockholders.

Dividend Reinvestment Plan (Unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

Dividend Reinvestment Plan (Unaudited)(continued)

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (Unaudited) (continued)

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (Unaudited) (continued)

10.	Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117-0642, or by calling the Agent at (617) 662-2760. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue

Suite 504

Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2017 and 2018.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)
2017*	$36,000	$0	$3,000	$2,000
2018	$36,000	$0	$3,000	$0

*	For fiscal years ended June 30, 2017 “Audit Fees” and “Tax Fees” were paid to Tait, Weller & Baker LLP and “All Other Fees” were paid to KPMG LLP.

(2)	These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3)	These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2017 and 2018 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,000 for 2017 and $0 for 2018.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2018, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, Cecilia Gondor, and Ann S. Lieff.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman and Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 17, 2018.

Erik M. Herzfeld, President and Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since 2007. Before joining the Fund's investment adviser in 2007, Mr. E. Herzfeld served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 17, 2018.

(a)(2)(i) and (ii) As of June 30, 2018, Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld were also portfolio managers for approximately 270 other accounts comprising $246 million under management, one other investment company comprising $64 million under management, and 0 pooled investment vehicles comprising $0 under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. Also as of June 30, 2018, the Fund had total assets of approximately $49 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Thomas J. Herzfeld's or Mr. Erik M. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The Advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(a)(3) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. Thomas J. Herzfeld owns 100% of the voting stock of the Advisor, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Thomas J. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Advisor, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's pre or after-tax performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr.  Thomas J.  Herzfeld as of June 30, 2018: over $1,000,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of June 30, 2018: $500,001-$1,000,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2017 and ending July 31, 2017)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2017 and ending August 31, 2017)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2017 and ending September 30, 2017)	0	n/a	n/a	n/a
Month #3 (beginning October 1, 2017 and ending October 31, 2017)	0	n/a	n/a	n/a
Month #4 (beginning November 1, 2017 and ending November 30, 2017)	0	n/a	n/a	n/a
Month #5 (beginning December 1, 2017 and ending December 31, 2017)	0	n/a	n/a	n/a
Month #7 (beginning January 1, 2018 and ending January 31, 2018)	0	n/a	n/a	n/a
Month #8 (beginning February 1, 2018 and ending February 28, 2018)	0	n/a	n/a	n/a
Month #9 (beginning March 1, 2018 and ending March 31, 2018)	0	n/a	n/a	n/a
Month #10 (beginning April 1, 2018 and ending April 30, 2018)	0	n/a	n/a	n/a
Month #11 (beginning May 1, 2018 and ending May 31, 2018)	0	n/a	n/a	n/a
Month #12 (beginning June 1, 2018 and ending June 30, 2018)	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President

Date:	August 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President

Date:	August 17, 2018

By:	/s/ Reanna J. M. Lee
Reanna J. M. Lee
Secretary and Treasurer
(Principal Financial Officer)

Date:	August 17, 2018

APPENDIX A

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2)	As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3)	This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)	Id.

(5)	This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)	Id.

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that certain circumstances may require special consideration, which may dictate that the Adviser makes an exception to the provisions of these Procedures. When an exception is made to these Procedures, the Portfolio Managers shall provide to the Chief Compliance Officer of the Adviser (“CCO”) a written statement detailing the circumstances and rationale for an exception from these Policies and Procedures.

The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser may limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are not held in the client's account at the time the proxies are received; although it may vote such proxies if determined to be in the best interest of the client. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

EXHIBIT A

Chief Executive Officer – Erik M. Herzfeld

Chief Financial Officer - Reanna J. M. Lee